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            Supplement to the CypressTree Senior Floating Rate Fund
                            March 31, 1998 Prospectus

Effective March 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM) and sub-advisor, CypressTree Investment Management Company Inc. (CIMCO), has employed Jeffrey S. Garner as Chief Investment Officer and Timothy M. Barns as the Fund's Portfolio Manager. Mr. Barns has been employed at CypressTree as a portfolio manager and investment analyst since March 1998. Mr. Barns was a founding member of BankBoston's Leverage Finance Group where he managed a $2.5 billion senior loan portfolio. He has prior experience in leverage loan origination and the distressed loan workout departments at both BankBoston and European American Bank.